Contract on Receivables Setting-off

--------------------------------------------------------------------------------

1.       CONTRACTING PARTIES

1.1.     Business name              :       EuroWeb International Corporation
         Seat                       :

         Company ID                 :       ....................................
         Registered in              :       ....................................
                                            ....................................
         Represented by             :       Csaba Toro
                                            acting as  ............. authorised
                                            according to the Excerpt from
                                            the Commercial Registry to sign
                                            independently

                                            (hereinafter referred to as  "EWI")

1.2.     Business name              :       DanubiaTel, a.s.
         Seat                       :       Borska 6
                                            841 04 Bratislava
         Company ID                 :       35 831 545
         Registered in              :       Commercial Registry of the District
                                            Court of Bratislava I
                                            Division: Sa, Entry No.: 2922/B
         Represented by             :       Ing. Juraj Ondris,
                                            Chairman of the Board of Directors

                                            (hereinafter referred to as
                                            "DanubiaTel")

1.3. EWI and DanubiaTel enter into the following Contract on Receivables Setting-off (hereinafter referred to as ,,Contract" ).

2.        DEFINITION OF RECEIVABLES

2.1. EWI and DanubiaTel jointly declare that on.15 April 2005 the Contract on Taking Over of Debt assumed validity and effect entered into by and between them according to the provisions of the Section 531 et seq. of the Civil Code as amended (hereinafter referred to as the ,,Contract on Taking Over of Debt" ) the subject of which is taking over of the debt by DanubiaTel from EWI for the reward of USD 1,200,000 which is due up to..15 April 2005(the Debt is represented by the obligation of EWI to repay the loan principal in the amount of USD 930,000 along with the interests and accessories to EuroWeb Slovakia, a.s., having its seat at Priemyselna1/A, 821 09 Bratislava, Company ID: 35 698 446, entered in the Commercial Registry of the District Court of Bratislava I, Division: Sa, Entry No. 1156/B arising form the Contract on Loan made by and between EWI and EuroWeb Slovakia, a.s.).
2.2. EWI and DanubiaTel jointly declare that on 15 April 2005 the Security Purchase Contract assumed validity and effect made by and between them according to the provision of the Section 30 et seq. of the Act No. 566/2001 Coll. on Securities and Investment Services and on Amending and Supplementing of Some Laws as amended with the use of the appropriate provisions of the Commercial Code No. 513/1991 Coll. as amended (hereinafter referred to as the ,,Contract on Purchase of Securities" ) the subject of which is the liability of EWI to hand over to DanubiaTel the shares of the issuer - EuroWeb Slovakia, a.s., having its seat at Priemyselna1/A, 821 09 Bratislava, Company ID: 35 698 446, entered in the Commercial Registry of the District Court of Bratislava I, Division: Sa, Entry No. 1156/B and the liability of DanubiaTel to take over the respective shares and to pay the purchase price in the amount of USD 2,700,000 USD ( two million seven hundred thousand US Dollars)which is due up to 15 April 2005. to EWI.

2.3. The receivable of DanubiaTel from EWI is the receivable representing the right of DanubiaTel against EWI for the payment of reward according to the Contract on Taking Over of Debt, determined in the point 2.1. of the Contract, namely the amount of USD 930,000 (nine hundred and thirty thousand US Dollars) - / hereinafter referred to as the "Receivable of DanubiaTel").
2.4. The receivable of EWI from DanubiaTel is the receivable representing the right of EWI against DanubiaTel for the payment of the purchase price for the shares sold according to the Security Purchase Contract, determined in the point 2.7. of the Contract, namely the amount of USD.2,700,000 USD ( .two million seven hundred thousand US Dollars) - / hereinafter referred to as the "Receivable of EWI").

3.       SUBJECT OF THE CONTRACT

3.1. The subject of this Contract is setting-off of the Receivable of DanubiaTel stipulated in the point 2.3. hereof with the Receivable of EWI stipulated in the point 2.4. hereof in the scope in which these mutual receivables meet as follows:

      -------------------------------------------------------------------------------------------
      Receivable                                Amount of Receivable             Set-off
      -------------------------------------------------------------------------------------------
      Receivable of DanubiaTel                  USD 930,000                      USD 930,000
      -------------------------------------------------------------------------------------------
      Receivable of EWI                         USD 2,700,000                    USD 930,000
      -------------------------------------------------------------------------------------------
      Balance of Receivable of EWI              USD 1,770,000
      -------------------------------------------------------------------------------------------

4.        RECEIVABLES EXCEEDING THE SCOPE OF SET-OFF

4.1. Following the set-off according to the previous article of the Contract EWI is entitled for the balance of the Receivable of EWI from DanubiaTel, which represents the amount of USD.1,770,000. (in words . one million seven hundred seventy thousand US Dollars).
4.2. DanubiaTel is obliged to settle the balance of the Receivable of EWI stated in the point 4.1. hereof in the manner and time stated in the appropriate provision of the Securities Purchase Contract.

5.       FINAL PROVISIONS

5.1. By signing this Contract, the financial receivables of both contracting parties are deemed to be settled and they cease to exist within the scope in which they meet as at the day of signing this Contract.
5.2.      All liability  relations between the contracting  parties arising from the Contract shall be governed by the legal order of the Slovak Republic, mostly by the appropriate provisions of the Commercial Code, Civil Code, as well as other generally binding legal regulations. For the case of legal disputes between the contracting parties, it shall be settled exclusively by l- the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said rules. The language of any arbitration proceedings shall be English. The venue of arbitration shall be Vienna
5.3. Unless the Contract stipulates otherwise, all the claims arising from the Contract must be exercised against the other party in writing either by means of a registered letter or handed over in person. If sent via post, the day of the claim exercise is the day of the registered letter delivery by the post office to the address stated in this Contract; should the address of the contracting party change in the future then to the address of the contracting party stated in the appropriate Commercial Registry. For the purposes of the Contract, the effects of the delivery of written filings are also complied with if the recipient of the appropriate filing does not take it over within the deadline or if it refused to take it over without any substantiation.
5.4. Any amendments and supplements to this Contract may be made only by means of written annexes signed by both contracting parties.
5.5. The contracting parties have read the Contract, all its provisions are clear and understandable to them and they express a free and serious will of the contracting parties.
5.6. This Contract is made in 4 ( four) copies, each contracting party shall receive two copy.
5.7. This Contract assumes validity and effect when signed by both contracting parties.

For and in behalf of EWI                        For and in behalf of DanubiaTel






Signed   : __________________________      Signed  : ___________________________

Name     :     Csaba Toro                  Name    : Ing. Juraj Ondris

Position :     CEO                         Position: Chairman of the Board of
                                                      Directors

Date     :     In....., .......2005        Date    : In Bratislava, ........2005